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                                                                    EXHIBIT 23.1





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 28, 2000, included in U.S. Plastic Lumber Corp.'s Form 10-KSB for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP
--------------------------

Miami, Florida,
   April 26, 2000.